UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) December 20, 2000





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1996-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                    NAVISTAR FINANCIAL 2000-A OWNER TRUST AND
                      NAVISTAR FINANCIAL 2000-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On December 26, 2000,  Registrant made available  the
          Monthly Servicer Certificates for the Period of November 2000 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1996-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                    NAVISTAR FINANCIAL 2000-A OWNER TRUST AND
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:   January 4, 2001                            By:/s/ R. D. MARKLE
----------------------------                       --------------------------
                                                   R. D. MARKLE
                                                   Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






               Navistar Financial 1996-B Owner Trust
   20.1        Monthly Servicer Certificate, dated December 20, 2000


               Navistar Financial 1997-A Owner Trust
   20.2        Monthly Servicer Certificate, dated December 15, 2000


               Navistar Financial 1997-B Owner Trust
   20.3        Monthly Servicer Certificate, dated December 15, 2000


               Navistar Financial 1998-A Owner Trust
   20.4        Monthly Servicer Certificate, dated December 15, 2000


               Navistar Financial 1999-A Owner Trust
   20.5        Monthly Servicer Certificate, dated December 15, 2000


               Navistar Financial 2000-A Owner Trust
   20.6        Monthly Servicer Certificate, dated December 15, 2000


   20.7        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated December 15, 2000

Exhibit 20.1
                     Navistar Financial 1996 - B Owner Trust
                         For the Month of November, 2000
                     Distribution Date of December 20, 2000
                            Servicer Certificate #50

Original Pool Amount                                   $486,507,362.75

Beginning Pool Balance                                  $27,444,697.42
Beginning Pool Factor                                        0.0564117

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $2,347,943.78
     Interest Collected                                    $200,070.09

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                      $63,296.42
Total Additional Deposits                                   $63,296.42

Repos / Chargeoffs                                          $10,018.43
Aggregate Number of Notes Charged Off                               82

Total Available Funds                                    $2,611,310.29

Ending Pool Balance                                     $25,086,735.21
Ending Pool Factor                                           0.0515650

Servicing Fee                                               $22,870.58

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                  $9,861,236.62
     Target Percentage                                          10.00%
     Target Balance                                      $2,508,673.52
     Minimum Balance                                     $9,730,147.26
     (Release) / Deposit                                  ($131,089.36)
     Ending Balance                                      $9,730,147.26

Current Weighted Average APR:                                   9.190%
Current Weighted Average Remaining Term (months):                 9.44

Delinquencies                                          Dollars             Notes
     Installments:       1 - 30 days               $533,916.90               434
                         31 - 60 days              $286,201.81               131
                         60+  days                 $208,614.32                60

     Total:                                      $1,028,733.03               465

     Balances:           60+  days                 $957,800.04                60

Memo Item - Reserve Account

     Prior Month                                         $9,730,147.26
+    Invest. Income                                         $49,782.47
+    Excess Serv.                                           $81,306.89
+    Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                   $9,861,236.62

Navistar Financial 1996 - B Owner Trust
For the Month  of  November, 2000

                                                                                      NOTES

                                                                                                           CLASS B        CLASS C
                                           TOTAL         CLASS A - 1     CLASS A - 2     CLASS A - 2    CERTIFICATES   CERTIFICATES
                                       $486,507,362.75 $106,500,000.00 $111,900,000.00 $236,500,000.00 $17,028,000.00 $14,579,362.75
Original Pool Amount
Distributions:
     Distribution Percentages                                    0.00%           0.00%          93.50%          3.50%          3.00%
     Coupon                                                      5.49%           5.93%           6.33%          6.50%          7.45%

Beginning Pool Balance                  $27,444,697.42
Ending Pool Balance                     $25,086,735.21

Collected Principal                      $2,347,943.78
Collected Interest                         $200,070.09
Charge - Offs                               $10,018.43
Liquidation Proceeds / Recoveries           $63,296.42
Servicing                                   $22,870.58
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service $2,588,439.71

Beginning Balance                       $27,444,697.44           $0.00           $0.00  $18,753,907.93  $4,688,296.57  $4,002,492.93

Interest Due                               $149,170.61           $0.00           $0.00      $98,926.86     $25,394.94     $24,848.81
Interest Paid                              $149,170.61           $0.00           $0.00      $98,926.86     $25,394.94     $24,848.81
Principal Due                            $2,357,962.21           $0.00           $0.00   $2,204,694.67     $82,528.68     $70,738.87
Principal Paid                           $2,357,962.21           $0.00           $0.00   $2,204,694.67     $82,528.68     $70,738.87

Ending Balance                          $25,086,735.22           $0.00           $0.00  $16,549,213.26  $4,605,767.89  $3,931,754.06
Note / Certificate Pool Factor                                  0.0000          0.0000          0.0700         0.2705         0.2697
   (Ending Balance / Original Pool Amount)
Total Distributions                      $2,507,132.82           $0.00           $0.00   $2,303,621.53    $107,923.62     $95,587.68

Interest Shortfall                               $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                              $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                             $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
     (required from Reserve)
Excess Servicing                            $81,306.89
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $9,861,236.62
(Release) / Draw                          ($131,089.36)
Ending Reserve Acct Balance              $9,730,147.26

Navistar Financial 1996 - B Owner Trust
For the Month  of  November, 2000


Trigger Events:
A)   Loss Trigger - Reserve Account Balance
     Loss Trigger - Certificate Lockout Event
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                            6               5               4               3               2               1
                                          Jun-00         Jul-00          Aug-00          Sep-00          Oct-00          Nov-00

Beginning Pool Balance                $45,146,253.30  $41,138,757.63  $37,279,292.27  $33,467,159.40  $30,477,415.95  $27,444,697.42

A)   Loss Trigger:
Principal of Contracts Charged Off       $147,950.25      $39,038.88     $117,267.19      $48,554.00      $17,217.73      $10,018.43
Recoveries                                $35,816.44      $28,445.48     $111,768.33      $21,644.75     $206,880.61      $63,296.42

Loss Trigger - Reserve Account Balance                        Loss Trigger - Certificate Lockout Event
     Total Charged Off (Months 5, 4, 3)  $204,860.07           Total Charged off (Months 1 - 6)         $380,046.48
     Total Recoveries (Months 3, 2, 1)   $291,821.78           Total Recoveries (Months 1 - 6)          $467,852.03
     Net Loss / (Recoveries) for 3 Mos   ($86,961.71)(a)       Net Loss/(Recoveries) for 6 Mos.         ($87,805.55)(c)


Total Balance (Months 5, 4, 3)       $111,885,209.30 (b)       Total Balance (Months 1 - 6)          $214,953,575.97 (d)

Loss Ratio Annualized  [(a/b) * (12)]       -0.9327%           Loss Ratio Annualized [(c/d) (12)]    -0.49018%

Trigger:  Is Ratio > 1.5%                       No             Trigger:  Is Ratio > 6.0%                  No



                                            Sep-00       Oct-00       Nov-00
B)   Delinquency Trigger:
     Balance delinquency 60+ days        $654,391.75  $611,024.36  $957,800.04
     As % of Beginning Pool Balance         1.95533%     2.00484%     3.48993%
     Three Month Average                    2.56090%     2.08619%     2.48337%

Trigger:  Is Average > 2.0%    Yes


C)   Noteholders Percent Trigger:            2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%               No


Navistar Financial Corporation
by:  /s/ R. W. Cain
           R. W. Cain
           Vice President and Treasurer

Exhibit 20.2
                     Navistar Financial 1997 - A Owner Trust
                         For the Month of November, 2000
                     Distribution Date of December 15, 2000
                            Servicer Certificate #44

Original Pool Amount Initial Receivables               $411,613,980.45
Subsequent Receivables (transferred 5/9/97)             $76,128,743.83
Subsequent Receivables (transferred 5/23/97)            $12,254,010.44

Beginning Pool Balance                                  $46,088,119.36
Beginning Pool Factor                                        0.0944927

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $3,856,369.68
     Interest Collected                                    $364,401.63

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $399,950.33
Total Additional Deposits                                  $399,950.33

Repos / Chargeoffs                                          $81,985.21
Aggregate Number of Notes Charged Off                              190

Total Available Funds                                    $4,620,721.64

Ending Pool Balance                                     $42,149,764.47
Ending Pool Factor                                           0.0864180

Servicing Fee                                               $38,406.77

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $10,553,348.16
     Target Percentage                                          10.00%
     Target Balance                                      $4,214,976.45
     Minimum Balance                                    $10,499,931.43
     (Release) / Deposit                                   ($53,416.73)
     Ending Balance                                     $10,499,931.43

Current Weighted Average APR:                                   9.494%
Current Weighted Average Remaining Term (months):                14.57

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $1,034,579.23       594
                                 31 - 60 days              $366,086.56       182
                                 60+  days                 $248,333.40        68
     Total:                                              $1,648,999.19       616
     Balances:                   60+  days               $1,163,378.48        68

Memo Item - Reserve Account

     Prior Month                                        $10,122,441.61
+    Invest. Income                                         $49,108.91
+    Excess Serv.                                          $381,797.64
+    Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $10,553,348.16

Navistar Financial 1997 - A Owner Trust
For the Month  of  November, 2000

                                                                                 NOTES


                                             TOTAL            CLASS A - 1        CLASS A - 2        CLASS A - 3     CLASS B NOTES
                                         $500,000,000.00    $85,000,000.00    $221,500,000.00    $176,000,000.00    $17,500,000.00
Original Pool Amount
Distributions:
     Distribution Percentages                                        0.00%              0.00%            100.00%             0.00%
     Coupon                                                         5.841%             6.350%             6.750%            6.950%

Beginning Pool Balance                    $46,088,119.36
Ending Pool Balance                       $42,149,764.47

Collected Principal                        $3,856,369.68
Collected Interest                           $364,401.63
Charge - Offs                                 $81,985.21
Liquidation Proceeds / Recoveries            $399,950.33
Servicing                                     $38,406.77
Cash Transfer from Reserve Account                 $0.00
Total Collections Avail for Debt Service   $4,582,314.87

Beginning Balance                         $46,088,119.36             $0.00              $0.00     $28,588,119.36    $17,500,000.00

Interest Due                                 $262,162.34             $0.00              $0.00        $160,808.17       $101,354.17
Interest Paid                                $262,162.34             $0.00              $0.00        $160,808.17       $101,354.17
Principal Due                              $3,938,354.89             $0.00              $0.00      $3,938,354.89             $0.00
Principal Paid                             $3,938,354.89             $0.00              $0.00      $3,938,354.89             $0.00

Ending Balance                            $42,149,764.47             $0.00              $0.00     $24,649,764.47    $17,500,000.00
Note / Certificate Pool Factor                                      0.0000             0.0000             0.1401            1.0000
   (Ending Balance / Original Pool Amount)
Total Distributions                        $4,200,517.23             $0.00              $0.00      $4,099,163.06       $101,354.17

Interest Shortfall                                 $0.00             $0.00              $0.00              $0.00             $0.00
Principal Shortfall                                $0.00             $0.00              $0.00              $0.00             $0.00
     Total Shortfall                               $0.00             $0.00              $0.00              $0.00             $0.00
      (required from Reserve)
Excess Servicing                             $381,797.64
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance            $10,553,348.16
(Release) / Draw                             ($53,416.73)
Ending Reserve Acct Balance               $10,499,931.43

Navistar Financial 1997 - A Owner Trust
For the Month  of  November, 2000


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                               5                       4                3                2               1
                                              Jul-00                 Aug-00           Sep-00           Oct-00           Nov-00

Beginning Pool Balance                     $66,632,300.31     $61,819,295.87   $55,033,484.89   $50,402,324.32   $46,088,119.36

A)   Loss Trigger:
Principal of Contracts Charged Off            $301,879.18      $1,050,448.75      $136,763.42       $91,977.08       $81,985.21
Recoveries                                    $222,782.98        $195,037.80      $481,343.51    $1,033,884.29      $399,950.33

Total Charged Off (Months 5, 4, 3)          $1,489,091.35
Total Recoveries (Months 3, 2, 1)           $1,915,178.13
Net Loss / (Recoveries) for 3 Mos            ($426,086.78)(a)

Total Balance (Months 5, 4, 3)            $183,485,081.07 (b)

Loss Ratio Annualized  [(a/b) * (12)]            -2.7866%

Trigger:  Is Ratio > 1.5%                              No

                                                        Sep-00              Oct-00              Nov-00

B)   Delinquency Trigger:                              $1,189,430.58       $1,170,053.62       $1,163,378.48
     Balance delinquency 60+ days                           2.16129%            2.32143%            2.52425%
     As % of Beginning Pool Balance                         2.56325%            2.27161%            2.33565%
     Three Month Average

Trigger:  Is Average > 2.0%                                Yes

C)   Noteholders Percent Trigger:                      2.1000%
     Ending Reserve Account Balance

     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                 No



    Navistar Financial Corporation

by:  /s/ R. W. Cain
           R. W. Cain
           Vice President and Treasurer

Exhibit 20.3
                    Navistar Financial 1997 - B Owner Trust
                         For the Month of November 2000
                     Distribution Date of December 15, 2000
                            Servicer Certificate #38

Original Pool amount Initial Receivables               $408,527,638.36
Subsequent Receivables  (transferred 11/13/97)          $91,466,751.20


Beginning Pool Balance                                  $91,208,888.49
Beginning Pool Factor                                        0.1824198

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $5,902,144.61
     Interest Collected                                    $666,947.85

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $363,891.77
Total Additional Deposits                                  $363,891.77

Repos / Chargeoffs                                          $76,165.51
Aggregate Number of Notes Charged Off                              165

Total Available Funds                                    $6,932,984.23

Ending Pool Balance                                     $85,230,578.37
Ending Pool Factor                                           0.1704631

Servicing Fee                                               $76,007.41

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $10,454,138.63
     Target Percentage                                          10.00%
     Target Balance                                      $8,523,057.84
     Minimum Balance                                     $9,999,887.79
     (Release) / Deposit                                  ($454,250.84)
     Ending Balance                                      $9,999,887.79

Current Weighted Average APR:                                   9.372%
Current Weighted Average Remaining Term (months):                19.74

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $1,907,996.14       941
                                 31 - 60 days              $865,552.63       276
                                 60+  days                 $373,002.94       118

     Total:                                              $3,146,551.71       974

     Balances:                   60+  days               $2,712,347.29       118

Memo Item - Reserve Account

     Prior Month                                         $9,999,887.79
+    Invest. Income                                         $54,430.80
+    Excess Serv.                                          $399,820.04
+    Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $10,454,138.63

Navistar Financial 1997 - B Owner Trust
For the Month  of  November 2000

                                                                                      NOTES
                                                                  (Money Market)
                                            TOTAL        CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES

                                      $500,000,000.00 $107,000,000.00 $94,000,000.00 $132,000,000.00 $149,500,000.00 $17,500,000.00
Original Pool Amount
Distributions:
     Distribution Percentages                                   0.00%          0.00%           0.00%          96.50%          3.50%
     Coupon                                                     5.72%          5.96%           6.20%           6.30%          6.30%

Beginning Pool Balance                 $91,208,888.49
Ending Pool Balance                    $85,230,578.37

Collected Principal                     $5,902,144.61
Collected Interest                        $666,947.85
Charge - Offs                              $76,165.51
Liquidation Proceeds / Recoveries         $363,891.77
Servicing                                  $76,007.41
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for Debt Service$6,856,976.82

Beginning Balance                      $91,208,888.49           $0.00          $0.00           $0.00  $88,016,577.43  $3,192,311.06

Interest Due                              $478,846.66           $0.00          $0.00           $0.00     $462,087.03     $16,759.63
Interest Paid                             $478,846.66           $0.00          $0.00           $0.00     $462,087.03     $16,759.63
Principal Due                           $5,978,310.12           $0.00          $0.00           $0.00   $5,769,069.27    $209,240.85
Principal Paid                          $5,978,310.12           $0.00          $0.00           $0.00   $5,769,069.27    $209,240.85

Ending Balance                         $85,230,578.37           $0.00          $0.00           $0.00  $82,247,508.16  $2,983,070.21
Note / Certificate Pool Factor                                 0.0000         0.0000          0.0000          0.5502         0.1705
   (Ending Balance / Original Pool Amount)
Total Distributions                     $6,457,156.78           $0.00          $0.00           $0.00   $6,231,156.30    $226,000.48

Interest Shortfall                              $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                            $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
      (required from Reserve)
Excess Servicing                          $399,820.04
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance         $10,454,138.63
(Release) / Draw                         ($454,250.84)
Ending Reserve Acct Balance             $9,999,887.79

Navistar Financial 1997 - B Owner Trust
For the Month  of  November 2000


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                             5                     4             3                 2               1
                                           Jul-00                Aug-00        Sep-00             Oct-00          Nov-00

Beginning Pool Balance                  $121,353,112.10   $113,931,125.06   $106,711,978.80  $98,965,844.59  $91,208,888.49

A)   Loss Trigger:
Principal of Contracts Charged Off          $226,944.76       $279,343.82       $208,146.91     $296,249.71      $76,165.51
Recoveries                                  $978,356.69       $373,109.34       $210,822.61     $482,106.55     $363,891.77

Total Charged Off (Months 5, 4, 3)          $714,435.49
Total Recoveries (Months 3, 2, 1)         $1,056,820.93
Net Loss / (Recoveries) for 3 Mos          ($342,385.44)(a)

Total Balance (Months 5, 4, 3)          $341,996,215.96 (b)

Loss Ratio Annualized  [(a/b) * (12)]         -1.20137%

Trigger:  Is Ratio > 1.5%                            No

                                               Sep-00                  Oct-00              Nov-00

B)   Delinquency Trigger:                    2,135,407.73        2,536,698.26        2,712,347.29
     Balance delinquency 60+ days                 2.00109%            2.56321%            2.97378%
     As % of Beginning Pool Balance               2.20285%            2.15133%            2.51269%
     Three Month Average

Trigger:  Is Average > 2.0%                               Yes

C)   Noteholders Percent Trigger:                    2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                No



     Navistar Financial Corporation

by:  /s/ R. W. Cain
           R. W. Cain
           Vice President and Treasurer

Exhibit 20.4
                    Navistar Financial 1998 - A Owner Trust
                        For the Month of November, 2000
                     Distribution Date of December 15, 2000
                            Servicer Certificate #31

Original Pool Amount                                   $500,864,370.04



Beginning Pool Balance                                 $150,010,353.13
Beginning Pool Factor                                      0.299502944

Principal and Interest Collections:
     Principal Collected                                 $6,486,469.79
     Interest Collected                                  $1,112,570.01

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $551,920.63
Total Additional Deposits                                  $551,920.63

Repos / Chargeoffs                                         $561,796.55
Aggregate Number of Notes Charged Off                              138

Total Available Funds                                    $8,150,960.43

Ending Pool Balance                                    $142,962,086.79
Ending Pool Factor                                           0.2854307

Servicing Fee                                              $125,008.63

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $11,176,216.81
     Target Percentage                                          10.00%
     Target Balance                                     $14,296,208.68
     Minimum Balance                                    $10,017,287.40
     (Release) / Deposit                                   ($52,091.73)
     Ending Balance                                     $11,124,125.08

Current Weighted Average APR:                                   8.988%
Current Weighted Average Remaining Term (months):                24.76

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $1,811,664.19     1,573
                                 31 - 60 days              $543,930.13       471
                                 60+  days                 $340,979.41       147

     Total:                                              $2,696,573.73     1,593

     Balances:                   60+  days               $4,688,611.11       147

Memo Item - Reserve Account

     Prior Month                                        $10,889,690.93
+    Invest. Income                                         $52,091.73
+    Excess Serv.                                          $234,434.15
+    Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $11,176,216.81

Navistar Financial 1998 - A Owner Trust
For the Month  of  November, 2000


                                                                               NOTES

                                                       TOTAL            CLASS A            CLASS B
                                              $500,864,370.04    $483,334,000.00     $17,530,370.04
Original Pool Amount
Distributions:
     Distribution Percentages                                            96.50%              3.50%
     Coupon                                                               5.94%              6.10%

Beginning Pool Balance                       $150,010,353.13
Ending Pool Balance                          $142,962,086.79

Collected Principal                            $6,486,469.79
Collected Interest                             $1,112,570.01
Charge - Offs                                    $561,796.55
Liquidation Proceeds / Recoveries                $551,920.63
Servicing                                        $125,008.63
Cash Transfer from Reserve Account                     $0.00
Total Collections Avail for Debt Service       $8,025,951.80

Beginning Balance                            $150,010,353.13    $144,759,873.68      $5,250,479.45

Interest Due                                     $743,251.31        $716,561.37         $26,689.94
Interest Paid                                    $743,251.31        $716,561.37         $26,689.94
Principal Due                                  $7,048,266.34      $6,801,577.02        $246,689.32
Principal Paid                                 $7,048,266.34      $6,801,577.02        $246,689.32

Ending Balance                               $142,962,086.79    $137,958,296.66      $5,003,790.13
Note / Certificate Pool Factor                                           0.2854             0.2854
   (Ending Balance / Original Pool Amount)
Total Distributions                            $7,791,517.65      $7,518,138.39        $273,379.26

Interest Shortfall                                     $0.00              $0.00              $0.00
Principal Shortfall                                    $0.00              $0.00              $0.00
     Total Shortfall                                   $0.00              $0.00              $0.00
      (required from Reserve)
Excess Servicing                                 $234,434.15
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                $11,176,216.81
(Release) / Draw                                 ($52,091.73)
Ending Reserve Acct Balance                   $11,124,125.08

Navistar Financial 1998 - A Owner Trust
For the Month  of  November, 2000


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                             5                 4                   3                   2                   1
                                          Jul-00             Aug-00              Sep-00              Oct-00              Nov-00

Beginning Pool Balance                $182,685,275.88    $175,221,766.25     $165,338,958.59     $157,331,921.34     $150,010,353.13

A)   Loss Trigger:
Principal of Contracts Charged Off        $471,941.02      $1,013,438.89         $716,252.10         $267,984.59         $561,796.55
Recoveries                                $434,375.75        $452,817.34         $455,568.52         $838,978.76         $551,920.63

Total Charged Off (Months 5, 4, 3)      $2,201,632.01
Total Recoveries (Months 3, 2, 1)       $1,846,467.91
Net Loss / (Recoveries) for 3 Mos         $355,164.10 (a)

Total Balance (Months 5, 4, 3)        $523,246,000.72 (b)

Loss Ratio Annualized  [(a/b) * (12)]        0.81452%

Trigger:  Is Ratio > 1.5%              No

                                                          Sep-00                  Oct-00              Nov-00
B)   Delinquency Trigger:                              $3,330,114.41       $3,566,409.58       $4,688,611.11
     Balance delinquency 60+ days                           2.01411%            2.26681%            3.12553%
     As % of Beginning Pool Balance                         1.86855%            1.87999%            2.46881%
     Three Month Average

Trigger:  Is Average > 2.0%                    Yes

C)   Noteholders Percent Trigger:           2.22099%
     Ending Reserve Account Balance

     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                    No



     Navistar Financial Corporation

by:  /s/ R. W. Cain
           R. W. Cain
           Vice President and Treasurer

Exhibit 20.5
                     Navistar Financial 1999 - A Owner Trust
                         For the Month of November 2000
                     Distribution Date of December 15, 2000
                            Servicer Certificate #19

Original Pool Amount                                   $714,764,750.47



Beginning Pool Balance                                 $402,653,545.87
Beginning Pool Factor                                        0.5633372

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay) $13,190,085.52
     Interest Collected                                  $2,725,362.66

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                   $1,377,765.70
Total Additional Deposits                                $1,377,765.70

Repos / Chargeoffs                                       $1,820,901.51
Aggregate Number of Notes Charged Off                              196

Total Available Funds                                   $17,293,213.88

Ending Pool Balance                                    $387,642,558.84
Ending Pool Factor                                           0.5423359

Servicing Fee                                              $335,544.62

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $21,194,305.72
     Target Percentage                                          10.00%
     Target Balance                                     $38,764,255.88
     Minimum Balance                                    $14,295,295.01
     (Release) / Deposit                                  ($118,437.88)
     Ending Balance                                     $21,075,867.84

Current Weighted Average APR:                                    8.342%
Current Weighted Average Remaining Term (months):                33.76

Delinquencies                                            Dollars           Notes
     Installments:        1 - 30 days              $3,030,769.22           2,768
                          31 - 60 days             $1,336,839.57             821
                          60+  days                  $462,224.02             271

     Total:                                        $4,829,832.81           2,793

     Balances:            60+  days               $11,969,834.07             271

Memo Item - Reserve Account

     Prior Month                                        $21,139,311.16
+    Invest. Income                                        $118,437.88
+    Excess Serv.                                                $0.00
+    Transfer (to) / from Collections Account              ($63,443.32)
     Beginning Balance                                  $21,194,305.72

Navistar Financial 1999 - A Owner Trust
For the Month of November 2000

                                                                                     NOTES

                                                  TOTAL    CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                                  -----    -----------    -----------     -----------     -----------  -------------
                                        $714,764,750.47$147,000,000.00$197,000,000.00 $200,000,000.00 $145,745,000.00 $25,019,750.47
Original Pool Amount
Distributions:
     Distribution Percentages                                    0.00%         96.50%           0.00%           0.00%          3.50%
     Coupon                                                    5.0025%        5.5500%         5.9500%         6.1300%        6.2200%

Beginning Pool Balance                  $402,653,545.87
Ending Pool Balance                     $387,642,558.84

Collected Principal                      $13,190,085.52
Collected Interest                        $2,725,362.66
Charge - Offs                             $1,820,901.51
Liquidation Proceeds / Recoveries         $1,377,765.70
Servicing                                   $335,544.62
Cash Transfer from Reserve Account           $63,443.32
Total Collections Avail for Debt Service $17,021,112.58

Beginning Balance                       $402,653,545.88          $0.00 $37,667,687.57 $200,000,000.00 $145,745,000.00 $19,240,858.31

Interest Due                              $2,010,125.55          $0.00    $174,213.06     $991,666.67     $744,514.04     $99,731.78
Interest Paid                             $2,010,125.55          $0.00    $174,213.06     $991,666.67     $744,514.04     $99,731.78
Principal Due                            $15,010,987.03          $0.00 $14,485,602.48           $0.00           $0.00    $525,384.55
Principal Paid                           $15,010,987.03          $0.00 $14,485,602.48           $0.00           $0.00    $525,384.54

Ending Balance                          $387,642,558.85          $0.00 $23,182,085.09 $200,000,000.00 $145,745,000.00 $18,715,473.77
Note / Certificate Pool Factor                                  0.0000         0.1177          1.0000          1.0000         0.7480
   (Ending Balance / Original Pool Amount)
Total Distributions                      $17,021,112.58          $0.00 $14,659,815.54     $991,666.67     $744,514.04    $625,116.32

Interest Shortfall                                $0.00          $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                               $0.00          $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                              $0.00          $0.00          $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                                  $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $21,194,305.72
(Release) / Draw                           ($118,437.88)
Ending Reserve Acct Balance              $21,075,867.84

Navistar Financial 1999 - A Owner Trust
For the Month of November 2000


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                               5                   4                3                 2                 1
                                             Jul-00              Aug-00           Sep-00            Oct-00            Nov-00
                                             ------              ------           ------            ------            ------

Beginning Pool Balance                      $466,968,567.50     $451,619,634.81  $434,307,599.46   $419,516,508.08   $402,653,545.87

A)   Loss Trigger:
Principal of Contracts Charged Off              $769,977.20       $1,348,447.58      $907,881.51     $2,092,327.07     $1,820,901.51
Recoveries                                      $936,067.84       $1,150,961.70      $634,138.83     $1,494,577.38     $1,377,765.70

Total Charged Off (Months 5, 4, 3)            $3,026,306.29
Total Recoveries (Months 3, 2, 1)             $3,506,481.91
Net Loss / (Recoveries) for 3 Mos              ($480,175.62)(a)

Total Balance (Months 5, 4, 3)            $1,352,895,801.77 (b)

Loss Ratio Annualized  [(a/b) * (12)]              -0.4259%

Trigger:  Is Ratio > 1.5%                                No


                                                       Sep-00             Oct-00            Nov-00
                                                       ------             ------            ------

B)   Delinquency Trigger:                               $7,712,959.55      $6,473,592.88    $11,969,834.07
     Balance delinquency 60+ days                            1.77592%           1.54311%          2.97274%
     As % of Beginning Pool Balance                          1.53941%           1.58152%          2.09726%
     Three Month Average

Trigger:  Is Average > 2.0%                                    Yes

C)   Noteholders Percent Trigger:                         2.94864%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                     No



     Navistar Financial Corporation

by:  /s/ R. W. Cain
           R. W. Cain
           Vice President and Treasurer

Exhibit 20.6
                     Navistar Financial 2000 - A Owner Trust
                         For the Month of November 2000
                     Distribution Date of November 15, 2000
                            Servicer Certificate #10

Original Pool Amount                                   $380,843,908.73
Subsequent Receivables (transferred 3/13/00)            $74,413,256.03
Subsequent Receivables (transferred 3/20/00)            $19,742,835.24

Beginning Pool Balance                                 $384,929,019.74
Beginning Pool Factor                                        0.8103769

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $7,810,193.08
     Interest Collected                                  $2,947,744.77

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $512,873.99
Total Additional Deposits                                  $512,873.99

Repos / Chargeoffs                                         $822,965.73
Aggregate Number of Notes Charged Off                               98

Total Available Funds                                   $11,270,811.84

Ending Pool Balance                                    $376,295,860.93
Ending Pool Factor                                           0.7922018

Servicing Fee                                              $320,774.18

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $20,351,494.39
     Target Percentage                                           5.25%
     Target Balance                                     $19,755,532.70
     Minimum Balance                                     $9,105,143.30
     (Release) / Deposit                                  ($595,961.69)
     Ending Balance                                     $19,755,532.70

Current Weighted Average APR:                                   9.201%
Current Weighted Average Remaining Term (months):                45.12

Delinquencies                                             Dollars          Notes
     Installments:                  1 - 30 days     $2,411,551.35          2,327
                                    31 - 60 days      $836,572.01            731
                                    60+  days         $250,424.56            131

     Total:                                         $3,498,547.92          2,329

     Balances:                      60+  days       $7,725,802.02            131

Memo Item - Reserve Account

     Prior Month                                         $20,208,773.54
+    3/13 Transfer                                          $110,394.97
+    Invest. Income                                          $32,325.88
+    Excess Serv.                                                 $0.00
     Transfer (to) / from Collections Account            $20,351,494.39

For the Month of November 2000

                                                                                             NOTES

                                                TOTAL    CLASS A - 1      CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                      ---------------    -----------      -----------     -----------     -----------  -------------
                                      $475,000,000.00 $84,000,000.00  $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Original Pool Amount
Distributions:
     Distribution Percentages                                  0.00%           96.25%           0.00%           0.00%          3.75%
     Coupon                                                  6.0800%          6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                $384,929,019.74
Ending Pool Balance                   $376,295,860.93

Collected Principal                     $7,810,193.08
Collected Interest                      $2,947,744.77
Charge - Offs                             $822,965.73
Liquidation Proceeds / Recoveries         $512,873.99
Servicing                                 $320,774.18
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for Debt Service$10,950,037.66

Beginning Balance                     $384,929,019.74          $0.00  $136,156,681.50 $110,000,000.00 $121,187,500.00 $17,584,838.24

Interest Due                            $2,284,552.97          $0.00      $773,823.81     $660,000.00     $741,263.54    $109,465.62
Interest Paid                           $2,284,552.97          $0.00      $773,823.81     $660,000.00     $741,263.54    $109,465.62
Principal Due                           $8,633,158.81          $0.00    $8,309,415.35           $0.00           $0.00    $323,743.46
Principal Paid                          $8,633,158.81          $0.00    $8,309,415.35           $0.00           $0.00    $323,743.46

Ending Balance                        $376,295,860.93         0.0000   127,847,266.15  110,000,000.00  121,187,500.00  17,261,094.78
Note / Certificate Pool Factor                                0.0000           0.9003          1.0000          1.0000         0.9690
   (Ending Balance / Original Pool Amount)
Total Distributions                    $10,917,711.78          $0.00    $9,083,239.16     $660,000.00     $741,263.54    $433,209.08

Interest Shortfall                              $0.00          $0.00            $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00          $0.00            $0.00           $0.00           $0.00          $0.00
     Total Shortfall                            $0.00          $0.00            $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $32,325.88
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance         $20,351,494.39
(Release) / Draw                         ($595,961.69)
Ending Reserve Acct Balance            $19,755,532.70


For the Month of November 2000


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                           5                    4                3                    2                   1
                                         Jul-00               Aug-00           Sep-00               Oct-00              Nov-00
                                         ------               ------           ------               ------              ------

Beginning Pool Balance            $424,904,426.91      $415,648,446.06      $405,255,303.51      $395,679,940.21     $384,929,019.74

A)   Loss Trigger:
Principal of Contracts Charged Off    $538,295.53        $1,170,652.72          $739,288.02          $863,914.62         $822,965.73
Recoveries                            $262,196.38          $570,204.65          $329,839.91          $770,991.06         $512,873.99



Total Charged Off (Months 5, 4, 3)        $2,448,236.27
Total Recoveries (Months 3, 2, 1)         $1,613,704.96
Net Loss / (Recoveries) for 3 Mos           $834,531.31(a)

Total Balance (Months 5, 4, 3)        $1,245,808,176.48(b)

Loss Ratio Annualized  [(a/b) * (12)]             $0.0838

Trigger:  Is Ratio > 1.5%                            No



                                                Sep-00                  Oct-00                  Nov-00
                                                ------                  ------                  ------

B)   Delinquency Trigger:                   $4,073,472.59           $4,921,082.49           $7,725,802.02
     Balance delinquency 60+ days                 1.00516%                1.24370%                2.00707%
     As % of Beginning Pool Balance               1.18220%                1.07935%                1.41865%
     Three Month Average

Trigger:  Is Average > 2.0%                                     No

C)   Noteholders Percent Trigger:                          4.1591%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                     No



     Navistar Financial Corporation

by:  /s/ R. W. Cain
           R. W. Cain
           Vice President and Treasurer

Exhibit 20.7
                     Navistar Financial 2000 - B Owner Trust
                         For the Month of November 2000
                     Distribution Date of December 15, 2000
                             Servicer Certificate #2

Original Pool Amount                                   $764,710,097.53


Beginning Pool Balance                                 $741,556,161.94
Beginning Pool Factor                                        0.9697219

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay) $17,161,252.02
     Interest Collected                                  $5,987,616.63

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                      $49,563.20
Total Additional Deposits                                   $49,563.20

Repos / Chargeoffs                                       $1,969,548.20
Aggregate Number of Notes Charged Off                               16

Total Available Funds                                   $23,198,431.85

Ending Pool Balance                                    $722,425,361.72
Ending Pool Factor                                           0.9447049

Servicing Fee                                              $617,963.47

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $38,598,048.95
     Target Percentage                                           5.50%
     Target Balance                                     $39,733,394.89
     Minimum Balance                                    $15,294,201.95
     (Release) / Deposit                                   ($11,889.16)
     Ending Balance                                     $38,586,159.79

Current Weighted Average APR:                                   9.780%
Current Weighted Average Remaining Term (months):                49.46

Delinquencies                                               Dollars        Notes
     Installments:             1 - 30 days              $3,650,758.97      3,318
                               31 - 60 days               $935,924.62        764
                               60+  days                  $202,954.71        122

     Total:                                             $4,789,638.30      3,327

     Balances:                 60+  days                $8,127,102.47        122

Memo Item - Reserve Account

     Prior Month                                        $39,287,200.59
+    3/13 Transfer                                          $11,889.16
+    Invest. Income                                              $0.00
+    Excess Serv.                                         ($701,040.80)
     Transfer (to) / from Collections Account           $38,598,048.95

For the Month of November 2000

                                                                                           NOTES
                                               TOTAL       CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                     ---------------       -----------    -----------     -----------     -----------  -------------
                                     $764,710,097.53   $140,000,000.00 232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
Original Pool Amount
Distributions:
     Distribution Percentages                                  100.00%          0.00%           0.00%           0.00%          0.00%
     Coupon                                                    6.7300%        6.6600%         6.6700%         6.7800%        7.0300%

Beginning Pool Balance               $741,556,161.94
Ending Pool Balance                  $722,425,361.72

Collected Principal                   $17,161,252.02
Collected Interest                     $5,987,616.63
Charge - Offs                          $1,969,548.20
Liquidation Proceeds / Recoveries         $49,563.20
Servicing                                $617,963.47
Cash Transfer from Reserve Account       $701,040.80
Total Collections Avail for Debt Service$23,281,509.18

Beginning Balance                    $741,556,161.94   $116,846,064.41 232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53

Interest Due                           $4,150,708.96       $655,311.68  $1,289,820.00   $1,027,735.83   $1,009,841.45    $168,000.00
Interest Paid                          $4,150,708.96       $655,311.68  $1,289,820.00   $1,027,735.83   $1,009,841.45    $168,000.00
Principal Due                         $19,130,800.22    $19,130,800.22          $0.00           $0.00           $0.00          $0.00
Principal Paid                        $19,130,800.22    $19,130,800.22          $0.00           $0.00           $0.00          $0.00

Ending Balance                       $722,425,361.72    $97,715,264.19 232,400,000.00  184,900,000.00  178,733,000.00  28,677,097.53
Note / Certificate Pool Factor                                  0.6980         1.0000          1.0000          1.0000         1.0000
   (Ending Balance / Original Pool Amount)
Total Distributions                   $23,281,509.18             $0.00          $0.00           $0.00           $0.00          $0.00

Interest Shortfall                             $0.00             $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                            $0.00             $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                           $0.00             $0.00          $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                               $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance        $38,598,048.95
(Release) / Draw                         ($11,889.16)
Ending Reserve Acct Balance           $38,586,159.79

For the Month of November 2000


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                      5               4            3                2                  1
                                                    Jul-00          Aug-00       Sep-00           Oct-00             Nov-00
                                                    ------          ------       ------           ------             ------

Beginning Pool Balance                               N/A             N/A           N/A       $764,710,097.53    $741,556,161.94

A)   Loss Trigger:
Principal of Contracts Charged Off                   N/A             N/A           N/A           $637,732.76      $1,969,548.20
Recoveries                                           N/A             N/A           N/A                 $0.00         $49,563.20


Total Charged Off (Months 5, 4, 3)                        N\A
Total Recoveries (Months 3, 2, 1)                  $49,563.20
Net Loss / (Recoveries) for 3 Mos                         N\A (a)

Total Balance (Months 5, 4, 3)                          $0.00 (b)

Loss Ratio Annualized  [(a/b) * (12)]                     N\A

Trigger:  Is Ratio > 1.5%                                  No



B)   Delinquency Trigger:                Sep-00         Oct-00          Nov-00
     Balance delinquency 60+ days           N/A   $2,426,474.18   $8,127,102.47
     As % of Beginning Pool Balance         N\A         0.31731%        1.09595%
     Three Month Average                    N/A         0.10577%        0.47109%

Trigger:  Is Average > 2.0%          No

C)   Noteholders Percent Trigger:    5.0459%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%          No


Navistar Financial Corporation

by: /s/ R. W. Cain
R. W. Cain
Vice President and Treasurer